The Gillette Company
and its subsidiaries
8138-54-11-A
Prudential Tower Building
Boston, MA 02199-3799
15,000,000.
Lloyd's
Policy #: FD 940228
Policy Period: June 1, 1995 to June 1, 1996
Lloyd's and Other Underwriters (AIG)
Policy #: FD 940229
Policy Period:  June 1, 1995 to June 1, 1996

June 1, 1995
June 1, 1996
Nos. 1, 2 and 3
8138-54-11
bas-06/08/95.14

CHUBB GROUP OF INSURANCE COMPANIES           BINDER
                                             EXECUTIVE PROTECTION DEPARTMENT

--------------------------------------------------------------------------------

1. COVERAGE:                       Excess Directors & Officers Liability &
                                   Reimbursement Policy

2. FORM:                           Form 14-02-207

3. COMPANY:                        Federal Insurance Company

4. INSURED:                        THE GILLETTE COMPANY

5. POLICY NO:                      81385411

6. TERM:                           6/1/95-6/1/96

7. BINDER PERIOD:                  6/1/95-7/1/95

8. LIMIT OF LIABILITY:             $15,000,000

9. DEDUCTIBLE AMOUNT:              $15,000,000 Annual Aggregate
                                   $ 1,000,000 Deductible

10. CONDITIONS:                    Expiring Terms (Endorsements 1 - 4)

11. ANNUAL PREMIUM:                $180,000 (net)

12. IMPORTANT BINDER CONDITIONS:


         A. This binder of insurance does not itself carry any extended reporting period. Such extended reporting period may only be exercised if the policy is issued. If this binder of insurance is terminated for any reason other than issuance of the policy it represents, the insured shall have no right to exercise the extended reporting period.

         B. This binder is intended for use as evidence that insurance described above has been effected for the term indicated, against which the Federal policy will be duly issued. Please advise Federal Insurance Company immediately of any discrepancies, inaccuracies or necessary changes.


                                          By       Karen E. Rothwell
                                                   -----------------
                                                   Authorized Employee

                                                   May 31,1995
                                                   -----------
                                                   Date

 EXECUTIVE RISK [GRAPHIC]

May 26, 1995

Joan Goldberg
Johnson & Higgins of Boston
Three Center Plaza
Boston, MA 02108

RE: CONFIRMATION OF BINDING FOR THE GILLETTE COMPANY

Dear Joan:

On behalf of EXECUTIVE RE INDEMNITY INC. we are pleased to bind coverage on the following terms:

- This Excess Indemnity Policy will be issued by EXECUTIVE RE INDEMNITY INC. ON FORM C21066 (ED. 4/92).
-----------------------

- Limit of Liability:      $10,000,000  (inclusive of defense expenses)

- Total Underlying Limits of Liability:      $30,000,000.00

- Policy Period:           From June 1, 1995 To June 1, 1996

- Premium:                 $75,000.00 Due July 1, 1995

- Endorsements: The titles and headings are for convenience only. Please refer to the policy and endorsements for a description of coverage.

               - C21939       CHANGE OF INSURER NAME ENDORSEMENT
               - D21160       PRIOR AND PENDING LITIGATION EXCLUSION
               - D21388       AMEND NOTICE OF CANCELLATION

THE GILLETTE CO                                                   May 26, 1995
Page 2


- Assigned Policy No.:     752-002028-95


Important
---------

THIS COVERAGE IS BOUND SUBJECT TO OUR RECEIPT, REVIEW AND ACCEPTANCE OF THE FOLLOWING INFORMATION:

        NO REQUIRED ITEMS

UNTIL WE RECEIVE, REVIEW AND ACCEPT THIS MATERIAL, WE RESERVE THE RIGHT TO AMEND OR RESCIND THIS POLICY.

THIS BINDER OF COVERAGE IS SUBJECT TO OUR RECEIPT, ON OR BEFORE JULY 1, 1995, OF PAYMENT IN FULL OF THE PREMIUM DUE. IF WE DO NOT RECEIVE PAYMENT OF THE PREMIUM DUE ON OR BEFORE JULY 1, 1995, WE WILL ASSUME THAT YOU DO NOT WISH TO PURCHASE THIS COVERAGE FROM US, AND THE POLICY DESCRIBED IN THE BINDER WILL BE VOID, AS NEVER HAVING BEEN IN EFFECT. WE APPRECIATE THE OPPORTUNITY TO BE OF SERVICE TO YOU, AND WE LOOK FORWARD TO RECEIVING PAYMENT OF THE PREMIUM BY JULY 1, 1995 SO THAT THE COVERAGE DESCRIBED IN THE BINDER CAN BE MADE EFFECTIVE.

If you have any questions, please call me at (203) 244-8956.

Sincerely


Jonathan Pizzo
Underwriter

June 2, 1995

Mr. Thomas P. Welgoss
Manager
Corporate Insurance
THE GILLETTE COMPANY
Prudential Tower Building
Boston Massachusetts 02199
U.S.A.

Dear Tom:

RE: EXCESS DIRECTORS & OFFICERS LIABILITY INSURANCE
    ACE INSURANCE COMPANY
    RENEWAL DATE:  JUNE 1, 1995

I am pleased to provide you with your ACE excess Directors & Officers Liability binder of insurance evidencing coverage of $10,000,000 excess $60,000,000 (Individual D&O) and $10,000,000 excess $40,000,000 (Corporate Reimbursement) as follows:

QUOTE
-----

ACE is pleased to acknowledge receipt of Dlrs 155,000 and confirm binding the following:-

POLICY PERIOD:       June 1, 1995 to June 1, 1996
LIMIT OF LIABILITY:  $10 million

ATTACHMENT:          $60 million D&O $40 million CR.
AGGREGATE LIMIT:     $10 million
PREMIUM:             $155,000

STRUCTURE:           NAME                     LIMIT
                     ----                     -----
                     London              $15M               $15M
                     Chubb               $15M               $15M
                     Aetna               $10M               $10M
                     CODA                $20M                 -
                     ACE                 $10M               $10M

SPECIAL CONDITIONS
------------------

1)  Followed Policies are London C.R. and CODA D&O.
2)  Discovery Period & Percent: as per followed policy.
3)  Cancellation Period: as per followed policy.
4)  Coverage is D&O and C.R.
5)  Cover will be issued on Policy Form D&O 6-88. Policy No. GS-7692D

6)  Endorsements to be included:

    - Specific Combined Limit of Liability Endorsement
    - Endorsement amending Section II - A & C

We look forward to receipt of the u/l policies.

UNQUOTE
-------

This policy is issued as an offshore placement. The insurance is placed with an Insurer not admitted to write insurance by any state. The Insurer is not under the jurisdiction of, or subject to, supervision, regulation, or examination by the States. In case of insolvency, payment of claims is not guaranteed and you will not be protected by any state guarantee funds.

Any applicable taxes, including but not limited to Federal Excise Tax, are the responsibility of the Insured to settle and are in addition to the premium.

Should you have any questions, please do not hesitate to contact me at (809) 299-8810.

Very truly yours,



George F. Leite
Account Executive


cc:   Joan Goldberg - J&H Boston

June 2, 1995

Mr. Thomas P. Welgoss
Manager
Corporate Insurance
THE GILLETTE COMPANY
Prudential Tower Building
Boston Massachusetts 02199
U.S.A.

Dear Tom,

RE: CODA DIRECTORS & OFFICERS LIABILITY INSURANCE
    RENEWAL DATE:  JUNE 1, 1995
    ---------------------------

I am pleased to provide you with your CODA Directors and Officers Liability binder of insurance evidencing coverage of $20,000,000 excess/dic $40,000,000 as follows:

QUOTE
-----

CODA is pleased to acknowledge receipt of Dlrs 145,000 and confirm binding the following:

POLICY PERIOD:        June 1, 1995 to June 1, 1996


LIMIT OF LIABILITY:   $20 Million


ATTACHMENT            $40 Million


PREMIUM:              6/1/95-96                       $155,000
                      Minus                          ($ 10,000) XS/DIC
                      6/1/96-97                       $165,000 (Deposit Premium)
                      6/1/97-98                       $155,000 (Deposit Premium)
                                                      --------
                      Total                           $465,000
                      Less cash on hand               $320,000
                                                      --------
                      Amount Due:                     $145,000

STRUCTURE:              NAME                      LIMIT
                        ----                      -----


                        London                    15m
                        Chubb                     15m xs 15m
                        Aetna                     10m xs 30m

SPECIAL CONDITIONS:
------------------

1)  The cover provided will be XS/DIC.
2)  Cover will be issued on Policy Form CODA 03 ED 05/92
3)  Endorsements to be included:
    - Outside Positions Endorsement: Sublimit, Non-Specific Individuals End. 06 ED 05/89. Limit $5,000,000
    - Outside Positions Endorsement: Sublimit, Specific Individuals End. 07 ED 05/89. Limit $15,000,000
    - Insured Definition Endorsement
    - Extended Definition of Insured Endorsement

We look forward to receipt of the u/l policies.

UNQUOTE
-------

This Policy is issued as an offshore placement. The insurance is placed with an Insurer not admitted to write insurance by any State. The Insurer is not under the jurisdiction of, or subject to, supervision, regulation, or examination by the States. In case of insolvency, payment of claims is not guaranteed and you will not be protected by any State Guarantee Funds.

Any applicable taxes, including but not limited to Federal Excise Tax, are the responsibility of the Insured to settle and are in addition to the premium.

Should you have any questions, please call me at (809) 299-8810.

Very truly yours,


George F. Leite
Account Executive

cc:  Joan Goldberg - J&H Boston

CHUBB GROUP OF INSURANCE COMPANIES          BINDER
                                            EXECUTIVE PROTECTION DEPARTMENT

--------------------------------------------------------------------------------

1.  COVERAGE:                               Excess Fiduciary Liability

2.  FORM:                                   Form 14-02-182

3.  COMPANY:                                Federal Insurance Company

4.  INSURED:                                THE GILLETTE COMPANY

5.  POLICY NO:                              81344529

6.  TERM:                                   7/1/94 - 7/1/96

7.  BINDER PERIOD:                          7/1/94 - 8/1/94

8.  LIMIT OF LIABILITY:                     $ 5,000,000

9.  DEDUCTIBLE AMOUNT:                      $20,000,000 Annual Aggregate
                                            $   100,000 Deductible

10. CONDITIONS:                             Expiring Terms (Endorsements 1 -6)

11. ANNUAL PREMIUM:                         $ 12,500 Annual

12. IMPORTANT BINDER CONDITIONS:


         A. This binder of insurance does not itself carry any extended reporting period. Such extended reporting period may only be exercised if the policy is issued. If this binder of insurance is terminated for any reason other than issuance of the policy it represents, the insured shall have no right to exercise the extended reporting period.

         B. This binder is intended for use as evidence that insurance described above has been effected for the term indicated, against which the Federal policy will be duly issued. Please advise Federal Insurance Company immediately of any discrepancies, inaccuracies or necessary changes.


                                             By       Karen E. Rothwell
                                                      -----------------
                                                      Authorized Employee

                                                      June 30, 1995
                                                      -------------
                                                      Date

The Gillette Company
as more fully set forth in
underlying policy
81344529-A
5,000,000.
5,000,000.

The Aetna Casualty and Surety Company
06FF100761487 BCA
July 1, 1994 to July 1, 1995
None


July 1, 1994
Nos. 1 and 2
None
bas-07/08/94.08

[LOGO]

To:                     Thomas Welgoss

Insurance described below has been bound:

Name of Insureds:             THE GILLETTE COMPANY

Mailing Address         The Prudential Center
                        Boston, MA  02199

Location(s)             Worldwide

Form of Coverage(s)     Fiduciary Liability        Amount or Limit

                                                   $20,000,000 Annual Aggregate
                                                   Limit of Liability

                                                   $100,000 Deductible

Insurance Carrier(s)    THE AETNA CASUALTY AND SURETY COMPANY

Insurance Effective:    July 1, 1994
               From:    July 1, 1996

Rate or Premium:        $130,000 (Two-year prepaid)

Provisions Applicable:   Aetna Policy No. 06 FF 100887749 BCA with terms as
                         noted on attached.

Copies of this Advice have been sent to:  Walter E. Grote
                                          Manager
                                          THE AETNA CASUALTY AND SURETY COMPANY

                              THE GILLETTE COMPANY
                  FIDUCIARY LIABILITY RENEWAL - 7/1/94 - 7/1/96


Limit - $20,000,000 Annual Aggregate
Deductible/Domestic Plans:  $100,000
Deductible/Foreign Plans:  $100,000
Premium:  $130,000 Two-year prepaid

Endorsements:

- Name of Designated Trust or Plan
- FR-1
- FR-2
- Deductible Endorsement (Foreign & Domestic)
- Pollution Exclusion
- 502(L)
- 502(i)
- Omnibus Welfare Plan Endorsements (a series of endorsements resulting in worldwide coverage, subject to certain limitations as described therein).
- Merged/Terminated Plan Endorsement
- Exclusion of COBRA from exclusions
- Notice Requirement Threshold of $25,000,000 (Expiring Special Endorsement #3).
- Territory & Warranty End. (Endorsement #6 modified by deletion of a sub-limit and other changes). Wording per 6/29/94 Aetna telefax, copy attached
- Managed Companies Interpretive Letter
- Defense Costs within the limit of liability for foreign plans.

Coverage is bound subject to underwriter's receipt, review and acceptance of the completed and signed applications.

       PENSION AND WELFARE FUND FIDUCIARY RESPONSIBILITY INSURANCE POLICY
                  NAME OF DESIGNATED TRUST OR PLAN ENDORSEMENT

It is agreed that as of the effective date hereof the complete name of the Designated Trust or Plan under the attached policy is:

THE GILLETTE COMPANY RETIREMENT PLAN (#001)
THE GILLETTE COMPANY EMPLOYEES SAVINGS PLAN (#002)
THE GILLETTE COMPANY EMPLOYEE STOCK OWNERSHIP PLAN (#007)
ORAL-B LABORATORIES, INC. PENSION PLAN FOR HOURLY EMPLOYEES OWENS BRUSH CO.
(#001)
ORAL-B LABORATORIES, INC. SAVINGS PLAN (#005)
THE PARKER PEN PENSION PLAN
THE PARKER PEN RETIREMENT PLAN FOR PRODUCTION WORKERS
THE PARKER PEN RETIREMENT PLAN FOR SKILLED WORKERS
THE PARKER PEN 401(K) PLAN
THE PARKER PEN PENSION PLAN, AS SPONSORED BY PARKER PEN UK LTD., PARKER PEN HOLDINGS LTD. & PARKER PEN LTD.
PENSION AGREEMENT BETWEEN ORAL-B LABS, IOWA CITY PLANT & CHAUFFEURS, TEAMSTERS & HELPERS LOCAL UNION 238
BRAUN CANADA LTD.  DEFINED CONTRIBUTION PLAN
GILLETTE CANADA INC. AND ORAL-B LABS (CANADA) DEFINED BENEFIT PLAN
GILLETTE UK LTD., JAFRA, AND BRAUN UK DEFINED BENEFIT PLAN
ORAL-B LABS (UK) DEFINED BENEFIT PLAN
PARKER PEN HOLDINGS (UK) DEFINED BENEFIT/DEFINED CONTRIBUTION PLAN

This endorsement forms a part of the policy to which attached, effective on the inception date of the policy unless otherwise stated herein.

Endorsement effective JULY 1, 1994      Policy No. 06 FF 100887749 BCA
Endorsement No. N/A


THE GILLETTE COMPANY RETIREMENT PLAN       THE AETNA CASUALTY AND SURETY COMPANY


By:                                     By:
   ---------------------------------       ------------------------------------
                                               (Authorized Representative)